UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                (Zip code)

Paracorp Inc.
2140 South Dupont Hwy., Camden, DE  19934
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: May 31

Date of reporting period: May 31, 2019

Item 1. REPORTS TO STOCKHOLDERS.

Annual Report 2019
As of May 31, 2019

            Alpha Risk Tactical Rotation Fund

Institutional Class Shares

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Alpha Risk Tactical Rotation Fund (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Alpha Risk Tactical Rotation Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609. There is no affiliation between the Alpha Risk Tactical Rotation Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Alpha Risk Tactical Rotation Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at www.ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on the Alpha Risk Tactical Rotation Fund:

See Our Web site @ www.ncfunds.com.
or
Call Our Shareholder Services Group at 800-773-3863.

Beginning on January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at https://www.nottinghamco.com/fundpages/AlphaRisk, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

As of January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-773-3863 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you have previously elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by clicking Enroll at https://www.nottinghamco.com/fundpages/AlphaRisk.

(Unaudited)
May 2019 Annual Letter to Alpha Risk Tactical Rotation Shareholders

As the Fund entered the last fiscal year beginning in June 2018, we implemented a more focused and dynamic U.S. sector rotation strategy that relied on 2 risk managed algorithms to determine market and sector exposure. The results were very good on a relative and absolute basis as the Fund had a positive YTD return through September 2018 of +4.83% and was ranked in the top quartile vs. its peers in the Alternative Multi-Strategy Category. The U.S. equity markets as represented by the S&P 500 performed well up to the end of September 2018 only to experience a severe double-digit selloff during the 4th quarter of 2018. The Fund was positioned aggressively going into that period and was impacted by that selloff. The Fund responded with a move to significant levels of cash (greater than 25%) and defensive sector exposure later in the quarter. This was not enough to escape the severe market selloff and the Fund finished the 2018 calendar year with a 4th quartile Peer group performance and a -9.23% total return.
The stock market did an abrupt about face on December 26, 2018 with a gain of >1,000 points on the Dow Industrials average that day and began a very significant rally (>12% gains) that lasted through February 2019. The Fund was still defensively positioned based on the previous quarter’s dramatic decline but was able to participate in this early year rally. The Fund moved back into the 1st quartile of performance relative to its peer group. As we moved through March and April, there was very significant market volatility both up and down. May 2019 experienced a significant increase in downside volatility again, but our relatively defensive posture was effective in retaining most of our early year gains. The Fund completed the fiscal year with a one year total return of -15.75%. The Fund YTD total return through May 2019 was +4.79%.
We expect the coming year to present very significant challenges and opportunities as the markets digest a slowing economy and a coming presidential election in the US next year. The equity and bond markets are still showing confidence in the US economy. We will continue to monitor US and Global monetary policy as well as the US trade and tariff situation. We remain optimistic that the US will succeed in gaining and implementing new trade agreements. This should set the stage for continued US and global growth.
While many of these factors remain generally positive, there are significant headwinds and potential risks to the outlook as well. We will continue to implement our tactical, rules based, dynamic, risk management and opportunistic investment approach. We expect to utilize more individual equities and other securities in 2019 and beyond as we work to improve Fund risk management and total returns.
Thank you for your ongoing support and confidence in the Fund.
Sincerely,

Timothy Dolan, Manager
Alpha Risk Tactical Rotation Fund

(RCARS0619001)

Alpha Risk Tactical Rotation Fund

Institutional Class Shares

Performance Update (Unaudited)

For the period from September 20, 2012 (Date of Initial Public Investment) through May 31, 2019

Comparison of the Change in Value of a $10,000 Investment

The graph above assumes an initial $10,000 investment and the reinvestment of dividends and capital gains distributions.  This graph depicts the performance of the Alpha Risk Tactical Rotation Fund - Institutional Class Shares versus the S&P Target Risk Moderate Index.  It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns

As of	One	Five	Since	Inception
May 31, 2019	Year	Year	Inception	Date
Institutional Class Shares	-15.75%	-3.59%	-2.60%	09/20/12
S&P Target Risk Moderate Index	3.28%	3.96%	5.11%	N/A

(Continued)

Alpha Risk Tactical Rotation Fund

Institutional Class Shares

Performance Update (Unaudited)

For the period from September 20, 2012 (Date of Initial Public Investment) through May 31, 2019

Performance quoted in the previous graph represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.  The Advisor has entered into an Expense Limitation Agreement with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles and derivative instruments (including, for example, option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses (such as litigation expenses)) to not more than 2.50% of the average daily net assets of the Fund for the current fiscal year. The current term of the Expense Limitation Agreement remains in effect through September 30, 2019.  The Expense Limitation Agreement may be terminated by the Board of Trustees of the Trust at any time. The Advisor may be reimbursed by the Fund for fees waived and expenses reimbursed by the Advisor pursuant to the Expense Limitation Agreement.  Without the waiver, the expenses would be 7.79% per the Fund’s most recent prospectus dated October 1, 2018.  An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

Alpha Risk Tactical Rotation Fund

Schedule of Investments

As of May 31, 2019
		Shares	Value (Note 1)

SHORT-TERM INVESTMENT - 99.33%
§	Fidelity Investments Money Market Treasury Portfolio -
Class I, 2.26%		785,571	$785,571

Total Short-Term Investment (Cost $785,571)			785,571

Investments, at Value (Cost $785,571) - 99.33%			$785,571

Other Assets Less Liabilities - 0.67%			5,266

Net Assets - 100.00%			$790,837

§ Represents 7 day effective yield as of May 31, 2019.

Summary of Investments
	% of Net
	Assets	Value
Short-Term Investment	99.33%	$ 785,571
Other Assets Less Liabilities	0.67%	5,266
Total Net Assets	100.00%	$ 790,837

See Notes to Financial Statements

Alpha Risk Tactical Rotation Fund

Statement of Assets and Liabilities

As of May 31, 2019

Assets:
Investments, at value (cost $785,571)	$785,571
Cash	2
Receivables:
Dividends	1,587
Prepaid expenses:
Registration and filing expenses	15,986
Fund accounting fees	2,250
Insurance fees	1,031
Trustee fees and meeting expenses	667

Total assets	807,094

Liabilities:
Accrued expenses:
Professional fees	15,250
Custody fees	477
Miscellaneous expenses	350
Shareholder fulfillment fees	180

Total liabilities	16,257

Total Net Assets	$790,837

Net Assets Consist of:
Paid in capital	$2,880,079
Accumulated deficit	(2,089,242)

Total Net Assets	$790,837

Institutional Class Shares of beneficial interest outstanding, no par value (unlimited authorized shares)	97,239
Net Assets	$790,837
Net Asset Value, Offering Price and Redemption Price Per Share	$8.13

See Notes to Financial Statements

Alpha Risk Tactical Rotation Fund

Statement of Operations

For the fiscal year ended May 31, 2019

Investment Income:
Dividends	$152,760
Interest	62

Total Investment Income	152,822

Expenses:
Advisory fees (note 2)	78,837
Professional fees	46,795
Registration and filing expenses	35,341
Fund accounting fees (note 2)	28,728
Administration fees (note 2)	24,000
Transfer agent fees (note 2)	21,641
Compliance fees (note 2)	12,064
Shareholder fulfillment fees (note 2)	12,463
Trustee fees and meeting expenses (note 3)	8,119
Custody fees (note 2)	8,558
Miscellaneous expenses (note 2)	4,550
Security pricing fees	1,908
Other operating expenses	320
Insurance expense	155

Total Expenses	283,479

Expenses waived by Advisor (note 2)	(49,489)

Net Expenses	233,990

Net Investment Loss	(81,168)

Realized and Unrealized Loss on Investments:

Net realized loss from investment transactions	(1,567,852)

Net change in unrealized depreciation on investments	(59,734)

Net Realized and Unrealized Loss on Investments	(1,627,586)

Net Decrease in Net Assets Resulting from Operations	$(1,708,754)

See Notes to Financial Statements

Alpha Risk Tactical Rotation Fund

Statements of Changes in Net Assets

For the fiscal years ended May 31,			2019	2018

Operations:
Net investment income (loss)			$(81,168)	$(28,259)
Net realized gain (loss) from investment transactions			(1,567,852)	57,525
Net change in unrealized appreciation (depreciation) on investments			(59,734)	310,469

Net Increase (Decrease) in Net Assets Resulting from Operations			(1,708,754)	339,735

Beneficial Interest Transactions:
Shares sold			5,609,712	9,354,100
Shares repurchased			(12,887,246)	(3,190,634)

Increase (Decrease) from Beneficial Interest Transactions			(7,277,534)	6,163,466

Increase (Decrease) in Net Assets			(8,986,288)	6,503,201

Net Assets:
Beginning of Year			9,777,125	3,273,924
End of Year			$790,837	$9,777,125	(a)

	Year Ended		Year Ended
Share Information:	May 31, 2019		May 31, 2018
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	587,395	$5,609,712	978,555	$9,274,656
Shares repurchased	(1,485,164)	(12,715,363)	(191,984)	(1,816,834)
Net Increase (Decrease) in Shares of
Beneficial Interest	(897,769)	$(7,105,651)	786,571	$7,457,822

Class C Shares (b)	Shares	Amount	Shares	Amount
Shares sold	-	$-	50	$444
Shares repurchased	(18,701)	(171,883)	(149,257)	(1,294,800)
Net Decrease in Shares of
Beneficial Interest	(18,701)	$(171,883)	(149,207)	$(1,294,356)

(a)	Net Assets - End of Year includes accumulated net investment loss of ($15,913) as of May 31, 2018. The requirement to disclose the corresponding amount as of May 31, 2019 was eliminated.
(b)	The Class C Shares liquidated as of July 2, 2018.

See Notes to Financial Statements

Alpha Risk Tactical Rotation Fund

Financial Highlights

For a share outstanding during each	Institutional Class Shares
of the fiscal years ended May 31,	2019	2018		2017		2016		2015

Net Asset Value, Beginning of Year	$9.65	$8.84		$9.47		$9.78		$9.99

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.11)	(0.07)		0.01		(0.09)		0.07
Net realized and unrealized gain (loss) on
investments	(1.41)	0.88		(0.64)		(0.19)		(0.08)

Total from Investment Operations	(1.52)	0.81		(0.63)		(0.28)		(0.01)

Less Distributions:
From net investment income	-	-		-		(0.03)		(0.11)
From net realized gains	-	-		-		-		(0.09)

Total Distributions	-	-		-		(0.03)		(0.20)

Net Asset Value, End of Year	$8.13	$9.65		$8.84		$9.47		$9.78

Total Return (b)	(15.75)%	9.16%		(6.65)%		(2.86)%		(0.11)%

Net Assets, End of Year (in thousands)	$791	$9,605		$1,843		$5,325		$22,804

Ratios of:
Interest/Dividend Expenses to Average Net Assets	-	0.34%		0.09%		-		-
Gross Expenses to Average Net Assets (c)	3.99%	7.65%		5.01%		2.62%		1.79%
Net Expenses to Average Net Assets (c)	3.29%	1.99%	(g)	1.97%	(g)	1.35%	(f)	0.99%	(e)
Net Investment Income (Loss) to Average
Net Assets (c)(d)	(1.14)%	(0.75)%		0.12%		(0.90)%	(f)	0.70%	(e)

Portfolio turnover rate	288.82%	368.35%		151.88%		270.15%		62.34%

(a)	Calculated using the average shares method.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(e)	Includes reimbursement of acquired fund fees.
(f)
Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015 through December 17, 2015.  Expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.

(g)	Includes 0.34% and 0.09% of interest/dividend expense for the years ended May 31, 2018 and May 31, 2017, respectively.

See Notes to Financial Statements

Alpha Risk Tactical Rotation Fund

Notes to Financial Statements

As of May 31, 2019

1.      Organization and Significant Accounting Policies

The Alpha Risk Tactical Rotation Fund (the “Fund”) is a series of the Starboard Investment Trust (“Trust”).  The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.  The Fund is a separate, diversified series of the Trust.

The Fund currently has an unlimited number of authorized shares.  The Date of Initial Public Investment of the Fund Shares was September 20, 2012.  Those shares were previously available in two classes – Institutional Class Shares and Class C Shares.  Through a written consent dated May 30, 2018, the Board of Trustees (the “Board” or “Trustees”) approved the liquidation of the Class C Shares and the discontinuation of all agreements associated with Class Shares effective July 2, 2018.  Investors in the Class C Shares fully liquidated as of July 2, 2018.
Each class of shares had equal rights to assets of the Fund, and the classes were identical except for differences in ongoing distribution and service fees.  The Class C Shares were subject to distribution plan fees.  The Fund’s Class C Shares were sold without an initial sales charge; however, they were subject to a contingent deferred sales charge of 1.00% paid to Capital Investment Group, Inc. (the “Distributor”).  Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments were allocated to each class of shares based upon its relative net assets.  All classes had equal voting privileges, except where otherwise required by law or when the Trustees determined that the matter to be voted on affected only the interests of the shareholders of a particular class.  Class C Shares held longer than seven years were automatically converted into Institutional Class Shares.
The investment objective of the Fund is to achieve total return through a combination of capital appreciation and current income by investing in no-load, institutional, mutual, exchange-traded, and/or closed end funds that are registered under the Investment Company Act of 1940 or by making direct investments in portfolio securities based upon institutional research, recommendations, and trading signals from investment model managers (third-party strategists whose advice ARS Investment Management, LLC (the “Advisor”) has discretion to implement) or other third-party research providers.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies.”

Investment Valuation
The Fund’s investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean of the last bid and ask price.   Options are valued at the mean of the last quoted bid and ask prices at the valuation time.  If there is an ask price but no bid price on the valuation date, the option shall be priced at the mean of zero and the ask price at the valuation time. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board.  A security’s “fair value” price may differ from the price next available for that security using the Fund’s normal pricing procedures.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. ETFs are valued at the last close price. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

(Continued)

Alpha Risk Tactical Rotation Fund

Notes to Financial Statements

As of May 31, 2019

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of May 31, 2019 for the Fund’s assets measured at fair value:

Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Assets
Short-Term Investment	$785,571	$785,571	$-	$-
Total Assets	$785,571	$785,571	$-	$-

(a)	Fund did not hold any Level 3 securities during the year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion and amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income, if any, annually.  Distributions from capital gains, if any, are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.

(Continued)

Alpha Risk Tactical Rotation Fund

Notes to Financial Statements

As of May 31, 2019

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise continue to comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.      Transactions with Related Parties and Service Providers

Advisor
The Fund pays a monthly fee to ARS Investment Management, LLC (the “Advisor”) calculated at the annual rate of 1.10% of the Fund’s average daily net assets.

The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles and derivative instruments (including, for example, option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses (such as litigation expenses)) to not more than 2.50% of the average daily net assets of the Fund for the period from September 5, 2018 through May 31, 2019. The current term of the Expense Limitation Agreement remains in effect through September 30, 2019.

For the period from June 1, 2018 through September 5, 2018, the Expense Limitation Agreement with the Trust limited expenses to not more than 1.65% of the average net assets of the Fund.  For the fiscal year ended May 31, 2019, $78,837 in advisory fees were incurred by the Fund, of which $49,489 were waived by the Advisor.  See note 10.

Administrator
The Fund pays a monthly fee to the Fund’s administrator, The Nottingham Company (“the Administrator”), based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below which is subject to a minimum of $2,000 per month. The Administrator also receives a fee to procure and pay the Fund’s custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month.

A breakdown of these fees is provided in the following table:

Administration Fees*		Custody Fees*		Fund Accounting Fees (base fee) (monthly fee)	Fund Accounting Fees (asset-based fee)	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $250 million	0.100%	First $200 million	0.020%	$2,250 plus $500/additional share class	0.01%	$150 per state
Next $250 million	0.080%	Over $200 million	0.009%
Next $250 million	0.060%
Next $250 million	0.050%	*Minimum monthly fees of $2,000 and $416 for Administration and Custody, respectively.
On the next $1 billion	0.040%
On all assets over $2 billion	0.035%

The Fund incurred $24,000 in administration fees, $4,550 in miscellaneous expenses, $8,558 in fund accounting fees, and $8,028 in custody fees for the fiscal year ended May 31, 2019.

(Continued)

Alpha Risk Tactical Rotation Fund

Notes to Financial Statements

As of May 31, 2019

Compliance Services
Cipperman Compliance Services, LLC provides services as the Trust’s Chief Compliance Officer.  Cipperman Compliance Services, LLC is entitled to receive customary fees from the Fund for their services pursuant to the Compliance Services agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”), an affiliate of the Administrator, serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.  The Fund incurred $21,641 in Transfer Agent fees during the fiscal year ended May 31, 2019.

Distributor
Capital Investment Group, Inc. serves as the Fund’s principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Fund pursuant to the Fund’s fee arrangements with the Distributor. Such fees are included with shareholder fulfillment fees on the Statement of Operations.

3.      Trustees and Officers

The Board is responsible for the management and supervision of the Fund.  The Board approves all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Trustees who are not “interested persons” of the Trust or the Advisor within the meaning of the 1940 Act (the “Independent Trustees”) receive $2,000 each year from each Fund. The Trust will reimburse each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance of Board meetings.  Additional fees may also be incurred during the year as special meetings are necessary in addition to the regularly scheduled meetings of the Board.

Certain officers of the Trust may also be officers of the Administrator.

4.      Purchases and Sales of Investment Securities

For the year ended May 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$16,861,476	$21,494,323

There were no long-term purchases or sales of U.S Government Obligations during the fiscal year ended May 31, 2019.

5.      Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the Fund’s tax positions to be taken on federal income tax returns for the open tax years of May 31, 2016 through May 31, 2018, and the yet to be filed May 31, 2019 return, and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year ended May 31, 2019, the Fund did not incur any interest or penalties.
There were no income or long-term capital gain distributions during the fiscal years ended May 31, 2018 or May 31, 2019.

(Continued)

Alpha Risk Tactical Rotation Fund

Notes to Financial Statements

As of May 31, 2019

For the fiscal year ended May 31, 2019, the following reclassifications were made:

Paid In Capital	$ (12,327)
Accumulated Net Investment Loss	12,327

At May 31, 2019, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$792,669

Gross Unrealized Appreciation	-
Gross Unrealized Depreciation	(7,098)
Net Unrealized Appreciation	(7,098)

Capital Loss Carryforward	(675,847)
Deferred Post-October Losses	(1,321,543)
Late Year Losses	(84,754)

Accumulated Deficit	$(2,089,242)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the deferral of wash sale losses.  The Fund has a capital loss carryforward of $675,847, all of which is short-term in nature and has no expiration.  For tax purposes, the current late year losses of $84,754 were realized during the period from January 1, 2019 through May 31, 2019.  These losses will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, June 1, 2019.

In addition, realized losses reflected in the accompanying financial statements include net capital losses of $1,321,543 realized between November 1 and the Fund’s fiscal year-end that have not been recognized for tax purposes (Deferred Post-October Losses).

6.      Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

7.      New Accounting Pronouncements

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. This amendment facilitates compliance of the disclosure of information without significantly altering the information provided to investors. These amendments have been adopted with these financial statements. The changes have been applied to the Fund’s financial statements as of the fiscal year ended May 31, 2019.

(Continued)

Alpha Risk Tactical Rotation Fund

Notes to Financial Statements

As of May 31, 2019

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework–Changes to the Disclosure Requirements for Fair Value Measurement.  The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information, and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or portions of the standard. The changes have been applied to the Fund’s financial statements as of the fiscal year ended May 31, 2019.

8.      Underlying Investment in Other Investment Companies

The Fund currently invests a significant portion of its assets in the Fidelity Investments Money Market Treasury Portfolio, Class I (“Fidelity”).  The Fund may redeem its investment from Fidelity at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.  The performance of the Fund may be directly affected by the performance of Fidelity. The financial statements of Fidelity, including the portfolio of investments, can be found at Fidelity’s website, www.fidelity.com, or the Securities and Exchange Commission’s website, www.sec.gov, and should be read in conjunction with Fidelity’s financial statements.  As of May 31, 2019, the Fund invested 90.03% of its net assets in Fidelity.

9.      Concentration of Risk

At various times, the Fund may have cash, cash collateral, and due from broker balances that exceed federally insured limits. It is the opinion of management that the solvency of the financial institutions is not of a particular concern at May 31, 2019.

10.     Subsequent Events

Liquidation of the Fund
As of July 31, 2019, the Advisor did not meet its obligations under the Expense Limitation Agreement resulting in $108,627 of Fund expenses that the Advisor was obligated to pay under the Expense Limitation Agreement being born by the Fund, which impacted the Fund’s NAV. On July 31, 2019, the Board determined that it was in the best interests of the Fund and its shareholders to discontinue all sales of Fund shares and acceptance of purchase orders for the Fund effective at the close of business on August 1, 2019 and to liquidate the Fund on or after August 23, 2019.

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments, other than those disclosed above.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Starboard Investment Trust
and the Shareholders of Alpha Risk Tactical Rotation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Alpha Risk Tactical Rotation Fund, a series of shares of beneficial interest in Starboard Investment Trust (the “Fund”), including the schedule of investments, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 10 to the financial statements, on July 31, 2019, the Board of Trustees approved the liquidation of Alpha Risk Tactical Rotation Fund effective on or after August 23, 2019, which indicates the Fund is not a going concern. The financial statements do not include any adjustments that might be necessary upon liquidation.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Starboard Investment Trust since 2012.

Philadelphia, Pennsylvania
August 1, 2019

Alpha Risk Tactical Rotation Fund

Additional Information (Unaudited)

 May 31, 2019

1.      Proxy Voting Policies and Voting Record

A copy of the Advisor’s Proxy Voting and Disclosure Policy is included as Appendix B to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at sec.gov.

2.      Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.      Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s fiscal year ended May 31, 2019.

During the fiscal year ended May 31, 2019, no income distributions or long-term capital gain distributions were paid from the Fund.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.      Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2018 through May 31, 2019.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

Alpha Risk Tactical Rotation Fund

Additional Information (Unaudited)

 May 31, 2019

Alpha Risk Tactical Rotation Fund - Institutional Class Shares	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$ 890.50	$11.78
	$1,000.00	$1,012.47	$12.54
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio of 2.50%, multiplied by 182/365 (to reflect the one-half year period).

5.      Approval of Investment Advisory Agreement

In connection with the quarterly Board meeting held on December 6, 2018, the Board, including a majority of the Independent Trustees, discussed the renewal of the management agreement, between the Trust and the Advisor, with respect to the Fund (together, the "Investment Advisory Agreement").
The Trustees were assisted by legal counsel throughout the review process.  The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement.  In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor. In deciding whether to approve the proposed Investment Advisory Agreement, the Trustees considered numerous factors, including:
(i)
Nature, Extent, and Quality of Services.  The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Advisor began managing Fund (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees evaluated: the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance program; and the financial condition of the Advisor.

After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, the Advisor’s compliance program, and the Advisor’s Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

(ii)
Performance.  The Trustees compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar/Lipper peer group average).   The Trustees noted that the Fund outperformed the Morningstar category for the 1-year period but was below the average for the 5-year and since inception periods, primarily due to the Fund’s risk characteristics and a strategy change.  The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective, policies and limitations. After reviewing the investment performance of the Fund, the Advisor’s experience managing the Fund, the Advisor’s historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.

(Continued)

Alpha Risk Tactical Rotation Fund

Additional Information (Unaudited)

 May 31, 2019

(iii)
Fees and Expenses.  The Trustees noted the management fee for the Fund under the Investment Advisory Agreement.  The Trustees compared the advisory fee and expense ratio of the Fund to other comparable funds. The Trustees noted that the management fee and expense ratio were higher than the peer group averages. The Trustees considered the Advisor’s unique research and investment process in evaluating the reasonableness of its management fee, and the Trustees noted that the Advisor had explained that the Fund’s management fee is only modestly above the average of its Morningstar category and peer group and was within the range of fees of the category.

Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor by the Fund were not unreasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv)
Profitability. The Board reviewed the Advisor’s profitability analysis in connection with its management of the Fund over the past twelve months.  The Board noted that the Advisor did not realize a profit for the prior twelve months of operations.  The Independent Trustees discussed the profitability level of the Advisor, noting, among other factors and circumstances, that the level of profitability was a function of current expenses.  After discussion, the Trustees concluded that the Advisor’s level of profitability was not excessive.

(v)
Economies of Scale. In this regard, the Trustees reviewed the Fund’s operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale. The Trustees then reviewed the Fund’s fee arrangements for breakpoints or other provisions that would allow the Fund’s shareholders to benefit from economies of scale in the future as the Fund grows.  The Trustees determined that the maximum management fee would stay the same regardless of the Fund’s asset levels.  The Trustees noted that the Fund was a relatively small size and economies of scale were unlikely to be achievable in the near future. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future as the Fund grows.

Conclusion. Having reviewed and discussed in depth such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement and as assisted by the advice of legal counsel, the Trustees concluded that approval of the Investment Advisory Agreement was in the best interest of the shareholders of the Fund.
6.      Information about Trustees and Officers
The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,000 during the fiscal year ended May 31, 2019 from the Fund for their services to the Fund and Trust.

(Continued)

Alpha Risk Tactical Rotation Fund

Additional Information (Unaudited)

 May 31, 2019

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James H. Speed, Jr. Date of Birth: 06/1953	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	Previously President and CEO of NC Mutual Insurance Company (insurance company) from 2003 to 2015.	17
Independent Trustee of the Brown Capital Management Mutual Funds for all its series, Hillman Capital Management Investment Trust for all its series, Centaur Mutual Funds Trust for all its series, Chesapeake Investment Trust for all its series, Leeward Investment Trust for all its series, and WST Investment Trust for all its series (all registered investment companies). Member of Board of Directors of M&F Bancorp. Member of Board of Directors of Investors Title Company. Previously, Board of Directors of NC Mutual Life Insurance Company.

Theo H. Pitt, Jr. Date of Birth: 04/1936	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001.	17
Independent Trustee of World Funds Trust for all its series, Chesapeake Investment Trust for all its series, DGHM Investment Trust for all its series, Leeward Investment Trust for all its series and Hillman Capital Management Investment Trust for all its series (all registered investment companies).

Michael G. Mosley Date of Birth: 01/1953	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	17	None.
J. Buckley Strandberg Date of Birth: 03/1960	Independent Trustee	Since 7/09	President of Standard Insurance and Realty since 1982.	17	None.
Other Officers
Katherine M. Honey Date of Birth: 09/1973	President and Principal Executive Officer	Since 05/15	EVP of The Nottingham Company since 2008.	n/a	n/a
Ashley E. Harris Date of Birth: 03/1984	Treasurer, Assistant Secretary and Principal Financial Officer	Since 05/15	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a

(Continued)

Alpha Risk Tactical Rotation Fund

Additional Information (Unaudited)

 May 31, 2019

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Robert G. Schaaf Date of Birth: 09/1988	Secretary	Since 09/18	General Counsel of The Nottingham Company since 2018; Daughtry, Woodard, Lawrence & Starling (08/2015 – 01/2018); JD/MBA Candidate, Wake Forest University (07/2011 – 05/2015).	n/a	n/a
Stacey Gillespie Date of Birth: 05/1974	Chief Compliance Officer	Since 03/16
Compliance Director, Cipperman Compliance Services, LLC (09/15-present). Formerly, Chief Compliance Officer of Boenning & Scattergood, Inc. (2013-2015) and Director of Investment Compliance at Boenning & Scattergood, Inc. (2007-2013).
				n/a	n/a

Alpha Risk Tactical Rotation Fund
is a series of
Starboard Investment Trust

For Shareholder Service Inquiries	For Investment Advisor Inquiries:

Nottingham Shareholder Services, LLC	ARS Investment Management, LLC
116 South Franklin Street	629 Highland Avenue
Post Office Drawer 4365	Suite 200
Rocky Mount, North Carolina 27802-0069	Needham, MA 02494

Telephone:	Telephone:

800-773-3863	800-773-3863

World Wide Web @:	World Wide Web @:

www.ncfunds.com	www.ncfunds.com

Item 2.	CODE OF ETHICS.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no substantive amendments during the period covered by this report.

(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.

(e)	Not applicable.

(f)(1)	A copy of the code of ethics that applies to the registrant’s Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of this report, May 31, 2019, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees – Audit fees billed for the registrant for the last two fiscal years are reflected in the table below. These amounts represent aggregate fees billed by the registrant’s independent accountant, BBD, LLP (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

Fund	2018	2019
Alpha Risk Tactical Rotation Fund	$12,000	$12,250

(b)	Audit-Related Fees – There were no additional fees billed in the fiscal years ended May 31, 2018 and May 31, 2019 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2018	2019
Alpha Risk Tactical Rotation Fund	$2,000	$2,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)	The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended May 31, 2018 and May 31, 2019 were $2,000 and $2,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

/s/ Katherine M. Honey
Date: August 9, 2019	Katherine M. Honey President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Katherine M. Honey
Date: August 9, 2019	Katherine M. Honey President and Principal Executive Officer

/s/ Ashley E. Harris
Date: August 9, 2019	Ashley E. Harris Treasurer and Principal Financial Officer